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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        In connection with the Annual Report of Isle of Capri Casinos, Inc. (the "Company") on Form 10-K for the period ended April 24, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Virginia M. McDowell, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

          (1)   The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 16, 2011	/s/ VIRGINIA M. MCDOWELL Virginia M. McDowell Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)